FORM OF
                                 AMENDMENT NO. 1

                                     to the

                              AMENDED AND RESTATED
                          INVESTMENT ADVISORY AGREEMENT

      WHEREAS, E*TRADE Asset Management, Inc. ("Advisor") and E*TRADE Funds ("Trust") wish to include the E*TRADE International Index Fund under substantially the same terms as the Amended and Restated Investment Advisory Agreement ("Agreement") dated as of August 12, 1999, between the Trust and the Advisor, the Agreement is hereby amended as follows:

1.    Exhibit A is hereby amended and substituted with the attached Exhibit A.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Amended and Restated Investment Advisory Agreement to be executed by their respective officers thereunto duly authorized as of October 22, 1999.

                                          E*TRADE FUNDS



                                          By:_________________________________
                                          Name:
                                          Title:


                                          E*TRADE ASSET MANAGEMENT, INC.



                                          By:_________________________________
                                          Name:
                                          Title:


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                                    EXHIBIT A
                                     TO THE

                              AMENDED AND RESTATED
                          INVESTMENT ADVISORY AGREEMENT

Name of Fund                             Advisory Fee

E*TRADE S&P 500 Index Fund               0.02%,  if the Fund  invests all of its
                                         assets  in a master  fund and  0.07% on
                                         that  portion of the Fund's  assets not
                                         invested in a master fund.

E*TRADE Extended Market Index Fund       0.02%,  if the Fund invests all of  its
                                         assets  in a master  fund and  0.08% on
                                         that  portion of the Fund's  assets not
                                         invested in a master fund

E*TRADE Bond Index Fund                  0.02%,  if the Fund invests  all of its
                                         assets  in a master  fund and  0.08% on
                                         that  portion of the Fund's  assets not
                                         invested in a master fund.

E*TRADE International Index Fund         0.02%, if the Fund  invests  all of its
                                         assets  in a master  fund and  0.08% on
                                         that  portion of the Fund's  assets not
                                         invested in a master fund.